Securities Act Registration No. 333- 183022

Investment Company Act Registration No. 811- 22728

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒

¨

Pre-Effective Amendment No._ _

☒

Post-Effective Amendment No._4_

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒

☒

Amendment No._4_

(Check appropriate box or boxes.)

Elessar Funds Investment Trust

(Exact Name of Registrant as Specified in Charter)

1111 Superior Ave

Suite 1310

Cleveland, Ohio 44114

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code: (216) 357-7412

Mitch Krahe

Elessar Funds Investment Trust

1111 Superior Ave

Suite 1310

Cleveland, Ohio 44114

(Name and Address of Agent for Service)

With copy to:

Richard A. Giesen, Jr.

1111 Superior Ave

Suite 1310

Cleveland, Ohio 44114

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

☒ Immediately upon filing pursuant to paragraph (b)

☐ On (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ On (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS

ELESSAR SMALL CAP VALUE FUND

Investor Class - LSRIX

Institutional Class - LSRYX

January 27, 2014

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is complete or accurate.  Any representation to the contrary is a criminal offense.

Summary Section

Investment Objective

The Elessar Small Cap Value Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)       Institutional

  Investor

            Class

    Class

Sales Charges (Load) Imposed on Purchases

None

     None

Deferred Sales Charge (Load)

None

     None

Redemption Fees (as a percentage of the amount redeemed

2.0%

     2.0%

within 90 days)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)                    Institutional     Investor

Class

     Class

Management Fees

0.80%

     0.80%

Distribution 12b-1 Fees

0.00%

     0.25%

Other Expenses1

1.14%

     1.43%

Acquired Fee Fund Expenses2

0.01%

     0.01%

Total Annual Fund Operating Expenses

1.95%

     2.49%

Fee Waiver [and/or Expense Reimbursement] 3

(0.95%)

     (1.24%)

Total Annual Fund Operating Expenses After Fee Waiver

1.00%

     1.25%

1Based on estimated amounts for the current fiscal year

2 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

3 The Fund's advisor has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, until October 31, 2014 so that the total annual operating expenses (including organizational and offering expenses, but exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) of the Fund do not exceed 1.00% of average daily net assets for the institutional class and 1.25% of average daily net assets for the investor class. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the advisor.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same each year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Elessar Small Cap Value Fund

One Year

Three Years

Institutional Class

   $102

       $520

Investor Class

   $127

       $650

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 66.89%

of the average value of its portfolio.

The Principal Investment Strategy of the Fund

The Fund invests primarily in common stocks of domestic small capitalization companies that Elessar Investment Management, LLC (the “Investment Advisor” or “Advisor”) believes possess a consistent track record of strong financial productivity.  The Fund emphasizes a “value” investment style, investing in companies that appear under-priced according to certain financial measurements of their worth or business prospects. Small capitalization companies are defined as those with a market capitalization between approximately $150 million and $2.5 billion at the time of purchase.  The Fund may invest up to 20% of total assets in American Depository Receipts (ADRs).  ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. The Fund will invest in small capitalization ADRs between approximately $150 million and $2.5 billion at the time of purchase.  The Fund will invest in ADRs that meet the same investment criteria as other small capitalization companies in the Fund.  The Fund may invest up to 20% of total assets in Real Estate Investment Trusts (“REIT”s).  A REIT is a pooled investment vehicle that purchases primarily income-producing real estate or real estate related interests.  The Fund will invest in REITs with a market capitalization between approximately $150 million and $2.5 billion at the time of purchase.  The Fund will invest in REITs that meet the same investment criteria as other small capitalization companies in the Fund.

Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of small capitalization companies, as defined above.  The Board of Trustees can change this non-fundamental policy without shareholder approval. The Fund will notify you in writing at least 60 days before implementing any change to this policy.

The Fund is a “non-diversified” fund, which means it can invest in fewer securities at any one time than a diversified fund.  Also, from time to time the Fund may invest a significant portion of its assets in a limited number of industry sectors, but will not concentrate in any particular industry or group of industries.

The Principal Risks of Investing in the Fund

Risks of Small Capitalization Companies

The principal risk of investing in the Fund is that its share price and investment return will fluctuate, and you could lose money. The Fund invests in the stocks of domestic small capitalization companies, which may subject the Fund to additional risks. The earnings and prospects of these companies are generally more volatile than larger companies and small capitalization companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience.

Risks in General

Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Fund invests. There is risk that these and other factors may adversely affect the Fund's performance.

Risks of Investing in Common Stocks

Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.  When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Foreign Risk

The Fund may invest in American Depositary Receipts (ADRs). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. ADRs are subject to risks similar to those associated with direct investment in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments.

Such risks include adverse political and economic developments or social instability; the imposition of foreign withholding taxes or exchange controls; expropriation or nationalization; currency blockage (which could prevent cash from being brought back to the United States); the impact of exchange rate and foreign currency fluctuations on the market value of foreign securities; more limited availability of public information regarding security issuers; the degree of governmental supervision regarding securities markets; different accounting, auditing and financial standards; and difficulties in enforcing legal rights (particularly with regard to depository receipts in which the holders may not have the same rights as shareholders).

Value Investing Risk

Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the advisor to be undervalued may actually be appropriately priced.

Geographic Risk

Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. Because the Fund's investments may be in a limited number of countries, it is more exposed to those countries' or regions' economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund.

Sector Risk

Sector risk is the possibility that all stocks within the same group of industries will decline in price due to sector-specific market or economic developments. The Fund may be overweight in certain sectors at various times.

Investment Management Risk

The fund is subject to the risk that its investment advisor will make poor security selections. The Fund’s investment advisor applies its own investment techniques and risk analyses in making investment decisions for the Fund, but there can be no assurance or guarantee that they will produce the desired results.

Cash Investments Risk

From time to time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested, and may not achieve its investment objective. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses in addition to the Fund’s direct fees and expense.

New Fund / Advisor Risk

The Fund was recently formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences.

Risk of Non-Diversification

The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is "diversified." Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

REIT Risk

Real Estate Investment Trusts as subject to certain risks that include, among others; changes in general and local economic conditions, possible declines in the value of real estate, the possible lack of available money for loans to purchase real estate, overbuilding in particular areas, prolonged vacancies in rental properties, changes in tax laws, the costs associated with damage to real estate resulting from storms and changes in property taxes, rents and interest rates.

Performance History

The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and since inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.elessarfunds.com or by calling 1-855-270-2673. The bar chart shows calendar year total returns for the Fund for each full year since its inception.

Fund Annual Total Return For Calendar Years Ended December 31

The Fund’s Institutional Class Share year-to-date return for the period ended December 31, 2013 was 35.58%.

Best Quarter:	1st Quarter 2013	12.04%
Worst Quarter:	2nd Quarter 2013	1.48%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2013)

	1 Year	Since Inception October 15, 2012
Elessar Small Cap Value Fund - Institutional Class
Return Before Taxes	35.58%	31.26%
Return After Taxes On Distributions	32.90%	28.92%
Return After Taxes On Distributions And Sale Of Fund Shares	20.14%	22.91%
Russell 2000® Value Index	34.52%	32.51%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts

Management

Investment Advisor

Elessar Investment Management, LLC

Portfolio Manager

Richard A. Giesen, Jr. has managed the Fund since its inception in 2012.  Mr. Giesen is the Chief Investment Officer of the Advisor.

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

Investor Class

Initial

Additional

Regular Account

$2,500

    $100

Automatic Investment Plan

$2,500

    $100

IRA Account

$2,500

    $100

Institutional Class

   Initial

 Additional

Regular Account

$100,000

    $1000

Automatic Investment Plan

$100,000

    $1000

IRA Account

$100,000

    $1000

Investors may purchase or redeem Fund shares on any business day through a financial intermediary, by mail (Elessar Small Cap Value Fund, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147), by wire, or by telephone at toll-free 855-270-2673.

Tax Information

The Fund may make distributions, which may be subject to federal, state and local taxes as ordinary income or capital gains, or a combination of both. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account taxes may be deferred until withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial advisor or a bank), the Fund and/or its investment advisor may pay the intermediary a fee as compensation for the services it provides.  This may include performing sub-accounting services, delivering Fund documents to shareholders and/or providing information about the Fund.  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Investment Objective, Principal Investment Strategy, Past Performance of Advisor, Related Risks, and Disclosure of Portfolio Holdings

Investment Objective

The Elessar Small Cap Value Fund seeks long-term capital appreciation.

The Principal Investment Strategy of the Fund

The Fund invests primarily in common stocks of domestic small capitalization companies that the Advisor believes possess a consistent track record of strong financial productivity.  The Fund emphasizes a “value” investment style, investing in companies that appear under-priced according to certain financial measurements of their worth or business prospects. Small capitalization companies are defined as those with a market capitalization between approximately $150 million and $2.5 billion at the time of purchase.  The Fund may invest up to 20% of total assets in American Depository Receipts (ADRs).  ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. The Fund will invest in small capitalization ADRs between approximately $150 million and $2.5 billion at the time of purchase.  The Fund may invest up to 20% of total assets in Real Estate Investment Trusts (“REIT”s).  A REIT is a pooled investment vehicle that purchases primarily income-producing real estate or real estate related interests.  The Fund will invest in REITs between approximately $150 million and $2.5 billion at the time of purchase.  The Fund will invest in REITs that meet the same investment criteria as other small capitalization companies of the Fund.

Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of small capitalization companies, as defined above.  The Board of Trustees can change this non-fundamental policy without shareholder approval. The Fund will notify you in writing at least 60 days before implementing any change to this policy.

The Fund is a “non-diversified” fund, which means it can invest in fewer securities at any one time than a diversified fund.  Also, from time to time the Fund may invest a significant portion of its assets in a limited number of industry sectors, but will not concentrate in any particular industry or group of industries.

The Investment Selection Process Used by the Fund

The Fund’s philosophy is to invest in high quality companies that possess a consistent track record of strong financial productivity. This philosophy is incorporated into Elessar’s rigorous and disciplined bottom-up fundamental research analysis.

The Fund’s equity investment selection and portfolio construction processes focus on companies that possess high levels of quality and financial productivity at the lowest possible price.  Quality and financial productivity are measured by the company’s historical free cash flow return on equity while price paid is measured by a company’s current stock price-to-book valuation.  The combination of these quality and valuation factors is a quantifiable metric, free cash flow yield that has been incorporated into a model called the Quality at an Acceptable Price Model (“QAPM”)

The stock selection process begins with a small cap universe of approximately 3,700 domestic equity securities with a market cap range of approximately $150 million to $2.5 billion.  Companies that lack appropriate liquidity are eliminated from consideration.  Elessar uses the following criterion for measuring liquidity: minimum average daily trading volume of $500,000 during the past 12 months.  Approximately 2,100 stocks make it through this initial screen.  The front-end stock screen, QAPM, is used to rank the 2,100 securities by quintiles.  The firm focuses on the top quintile, and as measured by trailing-twelve month free cash flow yield, or approximately 420 companies generated by QAPM.

However, some companies receive a favorable QAPM rating due to a one-time cash infusion from the sale of assets or other discrete and non-recurring events that do not contribute to the ongoing revenue and cash flow generating capabilities of the entity.  These outliers are removed from consideration.  This screening process narrows the universe to approximately 300 companies from which the Investment Team performs its bottom-up fundamental research.

The investment research conducted by the Portfolio Managers incorporates a variety of factors including: validation of the company’s accounting policies, investigation of the competitive environment, its competitive strengths/weaknesses, and confirmation of how management’s successful execution of the company’s business model in the past is likely to sustain strong financial returns in the future.  As the Portfolio Managers perform the bottom-up fundamental analysis, a top-down context is applied to identify cyclical and secular changes, both positive and negative, within a particular industry/sector.  The bulk of the investigation into a company and the majority of the Portfolio Managers’ time are exhausted during this step.

Throughout the stock selection and portfolio construction processes all sector coverage and investment decisions are made by the Portfolio Managers in a collaborative manner and with no individual member possessing veto power.  This methodology provides the Fund with a robust vetting process for new investment ideas and, as such, is a differentiating factor of the investment management process, it strengthens their overall alpha-generating capability, it enhances team-building dynamics, and it eliminates the potential for excessive risk-taking by individual Portfolio Managers

The final portfolio will consist of 40-60 holdings.  The Fund will generally buy a partial position up to 1.5% of the total market value of the portfolio when that security is 10-15% from the price target.  The Fund will buy a full position up to 2.5% of the total market value of the portfolio when the security is 15%+ from our price target.

The Portfolio Managers implement a disciplined set of risk controls at each step of the investment management process.  The Portfolio Managers’ fundamental research process attempts to assess and analyze the risk embedded in each potential holding.  The Portfolio Managers believe that the higher the quality of the stock, the lower the risk of investment.  The Portfolio Managers stock screening tool, QAPM, is inherently and quantitatively biased against lower quality and, therefore, higher risk investments and as measured by trailing-twelve month free cash flow yield.

The Portfolio Managers use tools such as the discounted cash flow model in the bottom-up fundamental research process that allow the Portfolio Managers to calibrate the risk and reward parameters, discerned by the Portfolio Managers, and relative to the current stock price, the company’s business model, the competitive landscape, and the ability of the company’s management team to execute its corporate strategies.

During the portfolio construction process the Portfolio Managers use the following parameters to limit the amount of risk taken in the Fund: no holding shall be greater than 4.50% of the investment portfolio’s total market value; and, sector weightings in the investment portfolio shall be no greater than +/- 750 basis points of the sector weightings within the benchmark, the Russell 2000 Value (“R2V”).  Cash is not used as a risk control, but is typically no greater than 5% of the total portfolio.  These portfolio construction parameters prevent excessive dispersion of performance results, or tracking error, between the Fund and the R2V.

The Principal Risks of Investing in the Fund

Risks of Small Capitalization Companies

The principal risk of investing in the Fund is that its share price and investment return will fluctuate, and you could lose money. The Fund invests in the stocks of domestic small capitalization companies, which may subject the Fund to additional risks. The earnings and prospects of these companies are generally more volatile than larger companies. Small capitalization companies may experience higher failure rates than do larger companies. The trading volume of securities of small capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Small capitalization companies may have limited markets, product lines or financial resources and may lack management experience.

Risks in General

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund's investments. There is risk that these and other factors may adversely affect the Fund's performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. You may lose money by investing in the Fund.

Risks of Investing in Common Stocks

The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that the Fund invests in, including the strength of the company's management or the demand for its product or services. You should be aware that a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services. In addition, a company's share price may also decline if its earnings or revenues fall short of expectations. There are overall stock market risks that may also affect the value of the Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund's investments may increase or decrease more than the stock markets in general.

Foreign Risk

The Fund may invest in American Depositary Receipts (ADRs). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. ADRs are subject to risks similar to those associated with direct investment in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments.

Such risks include adverse political and economic developments or social instability; the imposition of foreign withholding taxes or exchange controls; expropriation or nationalization; currency blockage (which could prevent cash from being brought back to the United States); the impact of exchange rate and foreign currency fluctuations on the market value of foreign securities; more limited availability of public information regarding security issuers; the degree of governmental supervision regarding securities markets; different accounting, auditing and financial standards; and difficulties in enforcing legal rights (particularly with regard to depository receipts in which  the holders may not have the same rights as shareholders).

Value Investing Risk

Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the advisor to be undervalued may actually be appropriately priced or even over-valued.

Geographic Risk

Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. Because the Fund's investments may be in a limited number of countries, it is more exposed to those countries' or regions' economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund.

Sector Risk

Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments. If the Advisor invests a significant portion of its assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. The sectors in which the Fund may be over-weighted will vary.

Investment Management RiskThe fund is subject to the risk that its investment advisor will make poor security selections. The Fund’s investment advisor applies its own investment techniques and risk analyses in making investment decisions for the Fund, but there can be no assurance or guarantee that they will produce the desired results.

Cash Investments Risk

From time to time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested, and may not achieve its investment objective. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses in addition to the Fund’s direct fees and expenses.

New Fund / Advisor Risk

The Fund was recently formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences.

Risk of Non-Diversification

The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is "diversified." Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

REIT Risk

Real Estate Investment Trusts as subject to certain risks that include, among others; changes in general and local economic conditions, possible declines in the value of real estate, the possible lack of available money for loans to purchase real estate, overbuilding in particular areas, prolonged vacancies in rental properties, changes in tax laws, the costs associated with damage to real estate resulting from storms and changes in property taxes, rents and interest rates.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

Management

The Investment Advisor

Elessar Investment Management, LLC is the investment advisor of the Fund and has responsibility for the management of the Fund's affairs, under the supervision of the Trust's Board of Trustees. The Fund's investment portfolio is managed on a day-to-day basis by Richard A. Giesen, Jr. and Ori Elan. The Advisor was organized in 2006. The address of the Advisor is 1111 Superior Ave, Suite 1310, Cleveland, OH 44114.

Richard A. Giesen, Jr. –Founder and Chief Investment Officer since the firm’s inception in 2006.  In his role as Chief Investment Officer, Mr. Giesen oversees all aspects of the investment process and manages the firm’s research efforts. Previously Mr. Giesen was Portfolio Manager at National City Investment Management Company.  Mr. Giesen began his small cap value career as a portfolio manager and equity analyst at Lazard Freres Asset Management in 1986. In the past 16 years, Mr. Giesen was hired by three separate financial service firms in the Midwest to assist in the management or become the lead manager of the small cap value product. Mr. Giesen’s market-tested experience and expertise in the development of a consistent, repeatable and quantifiable stock selection process were implemented at these firms in order to address and resolve issues of lackluster performance and/or ineffective stock selection methodologies. Mr. Giesen holds a BA degree in Biology from Grinnell College and an MBA from Northwestern University in Finance and Accounting.

Ori Elan assists Mr. Giesen in all aspects of the firm’s stock selection process and portfolio management activities. Mr. Elan was equity analyst on the small cap value team at National City Bank prior to joining Elessar in 2006.  Mr. Elan served as a Field Commander and Staff Officer for the Israel Defense Force.  As an Andrew Grove Foundation scholar, Mr. Elan received his B.S. degree in chemical engineering from the City of College of New York. He was Valedictorian of his graduating class. Mr. Elan received his MBA from the Tepper School of Business at Carnegie Mellon University.

The Fund’s SAI provides information about the Portfolio Managers’ compensation, other accounts managed by the portfolio manager, and the portfolio manger’s ownership of Fund shares.

The Elessar Small Cap Value Fund pays fees to the Advisor for serving as its investment advisor and providing administrative services. The annual fees are determined as a percentage of average daily net assets. Expenses paid out of the Fund's assets are reflected in the share price and dividends. As of the date of this Prospectus, the Fund pays Elessar management fees of 0. 80% of the Fund's average daily net assets.

Shareholder Information

Pricing of Fund Shares

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called net asset value. The Fund calculates net asset value (“NAV”) as of the close of each business day the New York Stock Exchange is open (presently 4:00 p.m.) Monday through Friday exclusive of Presidents Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas, New Year's Day Martin Luther King Day and special days the exchange is closed. The net asset value is the price of each share and is determined by dividing the value of the Fund's securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding.

Market Value of Securities: The market value of each security held by the Fund that are listed on a national exchange and/or over the counter markets is determined to be the last recent sales price on such exchange or market. Listed securities that have not recently traded are valued at the last bid price in such market. The fair value of securities for which current market quotations are not readily available will be evaluated or determined in good faith by the Advisor subject to the review and oversight of the Fund's Board of Trustees. Foreign securities traded as ADR's will be priced on the close of the US exchanges.

Customer Identification Program

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Share Classes: This Prospectus describes two classes of shares offered by the Fund: Investor Shares and Institutional Shares. The main differences between each class are the minimum investment requirements and ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. Each class of shares represents an interest in the same portfolio of investments in the Fund.

Investor Shares: Investor Class shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the respective Fund. Investor Class shares pay, on an annual basis, up to 0.25% of the average daily net assets of the Fund attributable to Investor Class shares as reimbursement or compensation for shareholder services and distribution-related activities with respect to the Fund. Over time, fees paid under this distribution and service plan will increase the cost of an Investor Class shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment for Investor Class shares for all accounts (including IRAs) is $2,500 and the minimum subsequent investment is $100.

Institutional Shares: Institutional Class shares are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the respective Fund. In addition, Institutional Class shares do not have a distribution or service-related fee. The minimum initial investment amount for Institutional Class shares for all accounts (including IRAs) is $100,000.  The minimum subsequent investment is $1000.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of the Fund to purchase, you should consider the investment minimums for each class and present and future amounts you may invest in the Fund. To help you make a determination as to which class of shares to buy, please refer back to the examples of each Fund’s expenses over time in the Fees and Expenses section of this Prospectus. You also may wish to consult with your financial advisor for advice with regard to which share class would be most appropriate for you.

Investing in the Fund

You may purchase shares directly through the Fund's transfer agent or through a brokerage firm or other financial institution that has agreed to sell the Fund's shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application). To request an application, call toll-free 855-270-2673.  Your initial investment minimum can be found in the table below. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower to investors purchasing shares through a brokerage firm or other financial institution.

Minimum Investments

Investor Class

Initial

Additional

Regular Account

$2,500

    $100

Automatic Investment Plan

$2,500

    $100*

IRA Account

$2,500

    $100

Institutional Class

   Initial

Additional

Regular Account

$100,000

    $1000

Automatic Investment Plan

$100,000

    $1000

IRA Account

$100,000

    $1000

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

Investments Made Through Brokerage Firms or Other Financial Institutions

If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisors, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. The Fund is deemed to have received your order when the brokerage firm or financial institution receives the order, and your purchase will be priced at the next calculated NAV. Your financial institution is responsible for transmitting your order in a timely manner.

Payment

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, traveler's checks, credit cards, credit card checks, third-party checks or other checks deemed to be high-risk checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

Types of Account Ownership

You can establish the following types of accounts by completing a Shareholder Account Application:

Individual or Joint Ownership Individual accounts are owned by one person. Joint accounts have two or more owners

A Gift or Transfer to Minor (UGMA or UTMA) A UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

Trust An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

Business Accounts Corporation and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

IRA Accounts See "Tax-Deferred Plans" on page 17.

Instructions for Opening and Adding to an Account

TO OPEN AN ACCOUNT

By Mail

Complete and sign the Shareholder Application or an IRA Application.

Make your check payable to Elessar Small Cap Value Fund. For IRA accounts please specify the year for which the contribution is made.

Mail or overnight the application and check to:

Elessar Small Cap Value Fund

C/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

TO ADD TO AN ACCOUNT

By Mail

Complete the investment slip that is included with your account statement and write your account number on your check. If you no longer have your investment slip, please reference your name, account number, and address on your check.

Mail or overnight the slip and the check to:

Elessar Small Cap Value Fund

C/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

TO OPEN AN ACCOUNT

By Wire

Call toll-free 855-270-2673 for instructions and to obtain an investor account number or an IRA account number prior to wiring to the Fund.

TO ADD TO AN ACCOUNT

By Wire

Call toll-free 855-270-2673 for instructions.

Telephone and Wire Transactions

With respect to all transactions made by telephone, the Fund and its transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Fund nor the transfer agent will be liable for any loss, cost or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. In any instance where the Fund's transfer agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the transfer agent shall be liable for any losses which may occur because of delay in implementing a transaction.

If you purchase your initial shares by wire, the transfer agent first must have received a completed account application and issued an account number to you. The account number must be included in the wiring instructions as set forth above. The transfer agent must receive your account application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the transfer agent receives your wired funds and all required information is provided in the wire instructions. If the wire is not received by 4:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying purpose. Investors should consult their tax advisor or legal counsel before selecting a tax-deferred account.

US Bank N.A. serves as the custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Fund. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Types of Tax-Deferred Plans

Traditional IRA

An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.

Roth IRA

An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

Spousal IRA

An IRA funded by a working spouse in the name of a non-earning spouse.

SEP-IRA

An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

Keogh or Profit Sharing Plans

These plans allow corporations, partnerships and individuals who are self-employed to make tax deductible contributions of up to $35,000 for each person covered by the plans.

403(b) Plans

An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

401(k) Plans

Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax deferred basis. These accounts need to be established by the trustee of the plan.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments ($100 minimum per purchase) in the Fund from your bank or savings account. Your initial investment minimum is $1,000 if you select this option. Shares of the Fund may also be purchased through direct-deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or Social Security checks transferred automatically to purchase shares of the Fund.

FOR INVESTING

Automatic Investment Plan

For making automatic investments from a designated bank account.

Payroll Direct Deposit Plan

For making automatic investments from your payroll check.

Dividend Reinvestment

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

Instructions for Selling Fund Shares

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the transfer agent. The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request. The Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days. This procedure is intended to protect the Fund and its shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

TO SELL SHARES

By Mail

Write a letter of instruction that includes:

The names(s) and signature(s) of all account owners.

Your account number.

The dollar or share amount you want to sell.

Where to send the proceeds.

If redeeming from your IRA, please note applicable withholding requirements.

Obtain a signature guarantee or other documentation, if required.

Mail or overnight your request to:

Elessar Small Cap Value Fund

C/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

By Telephone

You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate section of the account application that you decline this option. Otherwise, you may redeem Fund shares by calling toll-free 855-270-2673. Redemption proceeds will only be mailed to your address of record.

You may only redeem a maximum of $25,000 per day by telephone.

You will not be able to redeem by telephone and have a check sent to your address of record for a period of 15 days following an address change.

Unless you decline telephone privileges in writing or on your account application, as long as the Fund takes reasonable measures to verify the order, you may be responsible for any fraudulent telephone order.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S. toll-free 855-270-2673.

Additional Redemption Information

Signature Guarantees

Signature guarantees are designed to protect both you and the Fund from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

• If you change ownership on your account.

• If a change of address request has been received by the transfer agent within the last 15 days.

• If you wish to redeem $25,000 or more from any shareholder account.

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide signature guarantees.

The Fund reserves the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by Federal Law. For more information pertaining to signature guarantees, please call toll-free 855-270-2673.

Redemptions In-Kind

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the transfer agent at toll-free 855-270-2673 to determine what additional documents are required.

Address Changes

To change the address on your account, call the transfer agent at toll-free 855-270-2673 or send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the transfer agent at toll-free 855-270-2673 to determine what additional documents are required.

Redemption Initiated by the Fund

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $500. After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to accounts using automatic investment plans, to IRAs, and to other tax-sheltered investment accounts. The right of redemption by the Fund will not apply if the value of your account balance falls below $500 because of market performance. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax advisor.

Shareholder Communications

Account Statements

Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings

Financial reports will be sent at least semiannually. Annual reports will include audited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

Dividends and Distributions

The Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the transfer agent at toll-free 855-270-2673 or send a written notification to:

Elessar Small Cap Value Fund

C/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements.  Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be imposed by such trades, the Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 90 days or less. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, or other costs that may be associated with short-term trading. The following types of redemptions and exchanges are exempt from the redemption fee:

• Redemption of shares purchased through Plan participant payroll or employer contributions;

• Redemption of shares purchased through reinvestment of dividends or capital gain distributions;

• Redemptions in connection with asset allocation programs that offer automatic re-balancing; wrap-fee accounts and similar types of accounts or programs; and certain types of 401(k) or other retirement accounts that provide default investment options;

• Redemptions following the death of a shareholder or the settler of a living trust that is the registered shareholder of an account, for shares held in the account at the time of death;

• Redemptions or exchanges in a fee based or wrap program that are made as a result of full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund’s systematic withdrawal plan; or

• Other types of redemptions as the Advisor or the Trust may determine in special situations and approved by the Fund’s or the Advisor’s Chief Compliance Officer.

The Board of Trustees also has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. However, the Fund will establish information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act, and otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts. The Fund may invest in small to mid-capitalization companies, and therefore may have additional risks associated with market timing. Because the Fund may invest in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, the Fund has the risk that the current market price for the securities may not accurately reflect current market values. This can create opportunities for market timing by shareholders. For example, securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences, and therefore could dilute the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.

Taxes

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Redemptions of shares of the Fund are taxable events which you may realize as a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund's shareholders' Consolidated Form 1099s when "covered" securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund's standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund's standing method and will be able to do so at the time of your purchase or upon the sale of covered shares.  Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

General Disclaimer. For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Other Fund Service Providers

Custodian

US Bank N.A.

Independent Registered Public Accounting Firm

Skoda Minotti

Investment Advisor

Elessar Investment Management, LLC

Legal Counsel

Mitch Krahe

Transfer Agent

Mutual Shareholder Services, LLC

If you have any questions about the Fund or would like more information, including a free copy of the Funds' Statement of Additional Information ("SAI"), or its most recent Annual or Semiannual Reports, you may call or write Elessar Small Cap Value Fund at:

Elessar Small Cap Value Fund

C/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 441471

You may also obtain the SAI, the Funds' most recent Annual and Semiannual Reports, Form N-Q and other relevant information at Elessar Small Cap Value Fund's website at www.elessarfunds.com.

The SAI which contains more information on the Fund, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this Prospectus. Additional information about the Fund’s investments is available in the Funds' Annual and Semiannual Reports, which are also filed with the SEC. A complete list of the Funds' portfolio securities is contained in the most recent Annual Report, Semiannual Report or Form N-Q. The Fund generally publicly files these documents, which include portfolio holdings information, within 60 days of quarter end. In the Annual and Semiannual Reports, you will also find a discussion of market conditions and investment strategies that significantly affected each Fund's performance during the prior fiscal year and six month fiscal period, respectively. Reports and other information regarding the Fund are available on the EDGAR database on the SEC's Internet website (http://www.sec.gov). This information can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-551-8090.  Additionally, copies of this information can be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act File Nos.  333-183022 and 811-22728

Privacy Notice

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects.  The Fund collects the following nonpublic personal information about you:

•    Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•    Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses.  The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information has been audited by Skoda Minotti, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

Elessar Small Cap Value Fund - Institutional Class

Financial Highlights

Selected data for a share outstanding throughout the period.

		Period Ended September 30, 2013	(a)
Net Asset Value, at Beginning of Period	$	10.00	
Income From Investment Operations:			
Net Investment Income/(Loss) *		0.05	
Net Realized and Unrealized Gain/(Loss) on Investments		2.54	
Total from Investment Operations		2.59	
Distributions:			
Net Investment Income		(0.03)	
Realized Gains		-	
Total from Distributions		(0.03)	
Proceeds from Redemption Fees		-	
Net Asset Value, at End of Period	$	12.56	
Total Return ** (b)		25.99%	
Ratios/Supplemental Data:			
Net Assets at End of Period (Thousands)	$	8,442	
Before Waiver			
Ratio of Expenses to Average Net Assets		1.95%	***
Ratio of Net Investment Loss to Average Net Assets		-0.47%	***
After Waiver			
Ratio of Expenses to Average Net Assets		1.00%	***
Ratio of Net Investment Loss to Average Net Assets		0.48%	***
Portfolio Turnover		66.89%	

(a) For the period October 15, 2012 (commencement of investment operations) through September 30, 2013.

(b) Not Annualized

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

*** Annualized

ELESSAR SMALL CAP VALUE FUND

Investor Class Ticker - LSRIX

Institutional Class Ticker - LSRYX

STATEMENT OF ADDITIONAL INFORMATION

DATED January 27, 2014

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Elessar Small Cap Value Fund dated January 27, 2014.  A free copy of the Prospectus can be obtained by writing the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by calling toll-free 855-270-2673.

DESCRIPTION OF THE TRUST AND THE FUND

Elessar Small Cap Value Fund (the "Fund") was organized as a non-diversified series of Elessar Funds Investment Trust (the "Trust") on September 19, 2012 and commenced operations on September 20, 2012. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated August 1, 2012 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Elessar Small Cap Value Fund is currently the only series authorized by the Trustees. The investment advisor to the Fund is Elessar Investment Management, LLC. (the "Advisor").  The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

For information concerning the purchase and redemption of shares of the Fund, see "How to Buy and Sell Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Pricing of Fund Shares" in the Prospectus and in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

A.

Equity Securities. The Fund may invest in equity securities such as common stock, preferred stock, convertible securities, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

B.

Foreign Securities. The Fund may invest in American Depositary Receipts (“ADRs”). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. ADRs are subject to risks similar to those associated with direct investment in foreign securities.

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an advisor will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

C.

Restricted and Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement.  If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 10% of its net assets in illiquid securities.

With respect to Rule 144A securities, these restricted securities are treated as exempt from the 10% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. The Fund will not, however, invest more than 10% of its net assets in Rule 144A securities. Under the supervision of the Board of Trustees (or the “Board”), the Advisor determines the liquidity of restricted securities and, through reports from the Advisor, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of a Fund could be adversely affected.

D.

Financial Services Industry Obligations. The Fund may invest in each of the following obligations of the financial services industry:

(1)

 Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

(2)

Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

(3)

Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

E.

Real Estate Investment Trusts. The Fund may invest in the securities of real estate investment trusts (REITs).  REITs offer investors greater liquidity and diversification than direct ownership of properties. A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those that invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. Unlike corporations, REITs do not pay income taxes if they meet certain IRS requirements. Real estate related equity securities also include those insured by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies. Like any investment in real estate, though, a REITs performance depends on several factors, such as its ability to find tenants, renew leases and finance property purchases and renovations. Other risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

F.

Options Transactions.  The Fund may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid debt obligations sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

G.

Futures and Options on Futures. The Fund may buy and sell stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. No physical delivery of the underlying stocks in the index is made. Positions taken in the futures markets are not normally held to maturity, but are liquidated through offsetting transactions that may result in a profit or a loss.

The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its long positions in equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

The Fund may buy and sell call and put options on stock index futures to hedge against risks of market price movements in its long portfolio and to maintain short positions through transactions other than short sales of securities. The need to hedge against market movement risks will depend on the extent of diversification of the Fund’s common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy and sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

To the extent the Fund enters into a futures contract, it will deposit in a segregated account with a custodian bank or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund’s position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value.

Transactions involving futures contracts and related options carry risk. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time and the Fund may be unable to promptly liquidate unfavorable positions. Consequently, the Fund may have to hold a position until delivery or expiration regardless of change in its value. As a result, the Fund’s access to other assets held to cover its options or futures positions could also be impaired. There is also the risk that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. In addition, the Fund will pay commissions and other costs in connection with such investments.

H.

Other Investment Companies. The Fund may purchase securities of open-end or closed-end investment companies if the purchase is in compliance with the 1940 Act. If the Fund invests in securities of other investment companies, the return of any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. However, the Adviser believes that at times the return and liquidity features of these securities will be more beneficial than other types of securities.  Investments in other investment companies include investments in exchange traded funds (“ETFs”) such as SPDRs (S&P Depositary Receipts, known as “Spiders”), DIAMONDS, QQQQs and a number of other ETFs

Many ETFs are organized as investment companies under the Investment Company Act of 1940, as amended. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear that Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the FINRA for a fund of funds.

I.

Under adverse market, economic, political or other conditions, including conditions when the Advisor is unable to identify attractive investment opportunities, the Fund may temporarily invest, without limitation, in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Temporary investments in liquid reserves are not required, and may not be possible because of market conditions. Such investments also might prevent the Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested.

INVESTMENT LIMITATIONS

Fundamental.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 33-1/3% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

1.

Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.

Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company  Act of 1940, as amended (The “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.

Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities); a Fund may be deemed an underwriter under certain federal securities laws.

4.

Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.

Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.

Loans. The Fund may not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.

Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.

Investment Objective.  The Fund will not change its investment objective without the approval of the shareholders.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

1.

Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.

Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3.

Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.

Options.  The Fund will not purchase or sell puts, calls, options or straddles, except as described in this Statement of Additional Information.

5.

Illiquid Investments. The Fund will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Fund’s shareholders.

It is the Trust's policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

The Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. The Funds may also disclose portfolio holdings by mailing a quarterly report to its shareholders. In addition, the Fund will disclose portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Fund may, from time to time, make available portfolio holdings information on the website at www.elessarinvest.com. If month-end or quarter-end portfolio holdings are posted to the website, they are expected to be approximately 15 days old and remain available until new information for the next month is posted.

The Fund may choose to make available portfolio holdings information to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Advisor.   Personnel, including service providers and agents, of Elessar, including personnel responsible for managing the Fund may have full daily access to Fund portfolio holdings since that information is necessary to provide management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities. Elessar’s personnel may also release and discuss certain portfolio holdings with various broker- dealers and research providers.

Mutual Shareholder Services is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to each Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

US Bank, N.A.,  is the custodian for the Fund; therefore, its personnel have full daily access to each Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Skoda Minotti is the Fund’s independent registered public accounting firm; therefore, its personnel have access to each Fund's portfolio holdings in connection with auditing the Fund's annual financial statements.

Additions to List of Approved Recipients.  The Fund’s Chief Compliance Officer is responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings.  In no event shall the Fund, the advisor or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures.  The Fund’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.  There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

THE INVESTMENT ADVISOR

The Advisor is Elessar Investment Management, LLC. (“Elessar”), located at 1111 Superior Ave, Suite 1310 Cleveland, Ohio 44114.

Under the terms of the Investment Advisory Agreement, the Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services the Advisor receives an investment management fee equal to 0.80% of the average daily net assets of the Fund. A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement between the Trust and the Advisor will be available in the Fund's first semi-annual report to shareholders.  The Fund may also pay expenses, as applicable, which it is authorized to pay pursuant to Rule 12b-1 under the Act.

Elessar retains the right to use the name "Elessar Small Cap Value Fund" or any derivative thereof in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Elessar Small Cap Value Fund" or any derivative thereof automatically ceases ninety days after termination of the Investment Management Agreement and may be withdrawn by the Advisor on ninety days written notice.

Elessar may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

THE PORTFOLIO MANAGER

Richard A. Giesen, Jr. and Ori Elan (the “Portfolio Managers”) are the portfolio managers responsible for the day-to-day management of the Fund. The following provides information regarding other accounts managed by the Portfolio Managers as of December 31, 2013:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$10,108,913	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	42	$61,326,448	0	0

The Portfolio Managers manage separate accounts that may be similar to that of the Fund. Actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another. Further, a potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the portfolio managers are favoring one investment vehicle over another.

The Portfolio Managers are owners of Elessar and therefore are compensated if Elessar is profitable.  The Portfolio Managers are compensated with a fixed base salary; a bonus based on the performance of the small cap value product relative to its benchmark, the Russell 2000 Value Index, weighted over a trailing-three year period; and an ownership interest in the firm awarded at the discretion of the Advisor’s managing member.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of December 31, 2013.

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Richard A. Giesen, Jr.	Over $100,000
Ori Elan	$50,001 - $100,000

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 of the Act, and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund and the Advisor have adopted a Code of Ethics and procedures for implementing the provisions of the code.  The personnel of the Fund and Advisor are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

TRUSTEES AND OFFICERS

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws, which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of 3 individuals, 2 of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the advisor (“Independent Trustees”). Pursuant to the governing documents of the Trust, the Board shall elect officers including a President, a Secretary, a Chief Financial Officer and a Chief Compliance Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is c/o Elessar Investment Management, LLC. 1111 Superior Ave, Suite 1310, Cleveland, Ohio 44114.

Board Leadership Structure. The Trust is led by Richard A. Giesen, Jr. Mr. Giesen is an interested person by virtue of his interest in the Trust’s investment advisor. The Trust does not have a Lead Independent Trustee, but governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting and no less than quarterly. The Trust has an Audit Committee with a separate chair who is an Independent Trustee. The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary. Under the Trust’s Declaration of Trust, By-Laws and governance guidelines, the Chairman of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary to oversee the Trust, to identify risks, to recognize shareholder concerns and needs, and to highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. The Trustees have determined that this leadership structure is appropriate for the Board of Trustees given the size of the Trust, the investment strategy and its shareholder base,.

Board Risk Oversight. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mitch Krahe in his role as Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting the risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk- related information.

Trustee Qualifications. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  The characteristics that have led the Board to conclude that each of the Trustees should serve as a Trustee of the Trust are discussed below.

Richard A. Giesen, Jr. Mr. Giesen has served as a Chairman of the Board of Trustees since the Trust’s inception in 2012. He is the CIO of Elessar Investment Management, LLC and has been involved in the investment business since 1981. His financial background and organizational skills help the Board set long-term goals for the Trust and establish processes for overseeing Trust policies and procedures. He also brings investment management knowledge to the Board of Trustees.

Kevin Keogh. Mr. Keogh has served as a Trustee since the Trust’s inception in 2012.  Mr. Keogh is a partner with the law firm of Buckley King.  As a practicing attorney since 1983, Mr. Keogh provides a valued legal perspective to the Board of Trustees.  His strategic planning, organizational and leadership skills help the Board set long-term goals.

Charles J. Scheidt, Jr. Mr. Scheidt has served as a Trustee since the Trust’s inception in 2012.  Mr. Scheidt is past President and CEO of Commerce Exchange Bank.  Mr. Scheidt previously served as President and CEO of Fifth Third Bank of Northeast Ohio.  Mr. Scheidt’s 30+ years of business/financial experience as well as his strategic planning, organizational and leadership skills assist the Board with budgeting, financial reporting and setting long-term goals.  Mr. Scheidt also serves as Chairman of the Trust’s Audit Committee.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that collective experience of each Trustee makes them highly qualified.

Interested Trustees and Officers

Name, Address(1), and Age	Position with the Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee During the Past 5 Years
Richard A. Giesen, Jr. Year of Birth: 1957	Trustee and President	Indefinite Term, Since 2012	Managing Member Elessar Investment Management, LLC and Elennar Management Holdings, LLC.	43	None
Mitch Krahe Year of Birth: 1970	Secretary & Chief Compliance Officer	Indefinite Term, Since 2012	Chief Compliance Officer of Elessar Investment Management, LLC and Chief Operating Officer of Elennar Management Holdings, LLC	N/A	None
Ori Elan Year of Birth: 1973	Treasurer	Indefinite Term, Since 2012	Portfolio Manager – Elessar Investment Management, LLC	43	None

(1) The address of each Trustee and Officer is c/o Elessar Small Cap Value Fund, 1111 Superior Ave, Suite 1310, Cleveland, Ohio 44114.

The following table provides information regarding the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustees

Name, Address(2), and Age	Position with the Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee During the Past 5 Years
Charles J. Scheidt, Jr. Year of Birth: 1947	Trustee	Indefinite Term, Since 2012	President and Chief Executive Officer of Commerce Exchange Bank	None	None
Kevin Keogh Year of Birth:1960	Trustee	Indefinite Term, Since 2012	Attorney – Buckley King, LPA	None	None

(2) The address of each Trustee is c/o Elessar Small Cap Value Fund, 1111 Superior Ave, Suite 1310, Cleveland, Ohio 44114.

BOARD INTEREST IN THE FUND

As of December 31, 2013, the Trustees owned the following amounts in the Fund:

Name of Trustee or Officer	Dollar Range of Securities In The Fund	Aggregate Dollar Range of Equity Securities In The Trust
Richard A. Giesen, Jr.	Over $100,000	Over $100,000
Charles J. Scheidt, Jr.	None	None
Kevin Keogh	None	None

COMPENSATION

Trustee fees are paid by the Adviser.  Officers and Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Fund.  The following table shows Trustee compensation for the period ended December 31, 2013.

Name	Aggregate Compensation from Advisor	Total Compensation from Trust
Richard A. Giesen, Jr	$0	$0
Charles J. Scheidt, Jr.	$1,000	$1,000
Kevin Keogh	$1,000	$1,000

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. A controlling shareholder could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.    As of December 31, 2013 each of the following shareholders was considered to be either a control person or principal shareholder of the Fund:

Elessar Small Cap Value Fund Investor Class

Name and Address	Shares	Percent Ownership	Type of Ownership
Charles Schwab & Co., Inc. FBO Customers 101 Montgomery Street San Francisco, California, 94101	9,137.49	37.14%	Record
Mitch Krahe 1111 Superior Ave, Suite 1310 Cleveland, Ohio 44114	7,331.25	29.80%	Record
Ori Elan 1111 Superior Ave, Suite 1310 Cleveland, Ohio 44114	3,748.66	15.24%	Record
Richard A. Giesen, Jr. 1111 Superior Ave, Suite 1310 Cleveland, Ohio 44114	2,805.01	11.40%	Record

As of December 31, 2013 the trustees and officers as a group owned 56.44%of the outstanding shares of the Fund.

Elessar Small Cap Value Fund Institutional Class

Name and Address	Shares	Percent Ownership	Type of Ownership
Roger W. Stone Revocable Trust 1101 Skokie Blvd, Suite 300 Northbrook IL, 60062	488,844.034	65.65%	Record
National Financial Services, LLC FBO Customers 499 WASHINGTON BLVD. JERSEY CITY , NJ 07310	193,064.125	25.93%	Record

As of December 31, 2013 the trustees and officers as a group owned 1.92% of the outstanding shares of the Fund.

AUDIT COMMITTEE

The Board of Trustees has an Audit Committee, which is comprised of the independent members of the Board of Trustees, Charles J. Scheidt, Jr. and Kevin Keogh.

 The Audit Committee is responsible for selecting the independent registered public accounting firm for the Fund and oversees the preparation of the Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Fund’s financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions.

The Audit Committee is primarily responsible for overseeing and evaluating the Fund’s compliance policies and procedures as well as policies with respect to risk assessment and risk management. To aid its oversight and evaluation, the Audit Committee obtains regular periodic reports and other information from the Advisor and the Chief Compliance Officer regarding the Fund’s operations. The Audit Committee reviews and discusses the Fund’s primary risk exposures and the steps management has taken to monitor and control such risks and, when it deems necessary, communicates its thoughts on how risk assessment and risk management could be improved. While the Board provides risk oversight, the management of the Fund’s risks is carried out on a day-to-day basis by the Advisor and other Fund service providers. Although the risk management policies and procedures of the Advisor and other Fund service providers are reasonably designed to be effective, there can be no guarantee that they will be effective.

The Audit Committee serves as the Nominating Committee and nominates candidates for appointment to the Board of Trustees to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating Committee generally accepts recommendations for nominations by shareholders of the Funds.

The Audit Committee has adopted a written charter.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Advisor may not give consideration to sale of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Advisor may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effect securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Elessar Small Cap Value Fund may direct trades to certain brokers.

For the fiscal year ended September 30, 2013 the Fund paid brokerage commissions of $23,289.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.

When the Fund and another of the Advisor's clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Advisor, taking into account such factors as the size of the individual orders and transaction costs, when the Advisor believes an adjustment is reasonable.

The Trust and the Advisor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the SEC.

ADDITIONAL TAX INFORMATION

The Fund intends to qualify as a regulated investment company, or “RIC” with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses incurred after May 31, 2011 may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount which is offset will not be distributed to shareholders.

PRICING OF FUND SHARES

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Pricing of Fund Shares" in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

PURCHASES AND SALES THROUGH BROKER DEALERS

The Fund may be purchased through broker dealers and other intermediaries. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, received the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act").

Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.  A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period.

CUSTODIAN

US Bank, N.A., 1555 N. Rivercenter Dr., MK-WI-8302 Milwaukee, WI 53212, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, acts as the Fund's transfer agent. MSS maintains the records of shareholder accounts, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Advisor of $11.50 per shareholder (subject to a minimum monthly fee of $775 per Fund) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Advisor based on the average value of the Fund. These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250. For the fiscal year ended September 30, 2013 the Fund paid MSS $9,113 for transfer agent and accounting services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Skoda Minotti 6685 Beta Drive Cleveland, OH 44143, has been selected as independent registered public accountants for the Fund for the fiscal year ending September 30, 2014.  Skoda Minotti performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act. As required by Rule

12b-1, the Plan has been approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement.

Potential benefits of the Plan to the Fund include improved shareholder services, savings to the Fund in transfer agency costs, savings to the Fund in other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization.  The continuation of the Plan must be considered by the Trustees annually.

Under the Plan, the Fund may expend up to 0.25% of the Retail Class Shares’ average daily net assets annually to finance any activity primarily intended to result in the sale of Fund shares and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made.

The Plan is a type of plan known as a “compensation” plan because payments are made for services rendered to the Fund with respect to Fund shares regardless of the level of expenditures made by the Fund’s Advisor.  The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan and considering the annual renewal of the Plan. The Advisor has indicated that it expects its expenditures will consist primarily of payments to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Fund shares.   Expenditures may also include, without limitation: (i) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports; (ii) those relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to shares of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of the Fund’s shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of the Fund’s investment objectives and policies and other information about the Fund; (v) training sales personnel regarding the shares of the Fund; and (vi) financing any other activity that the Fund’s Advisor determines is primarily intended to result in the sale of shares of the Fund.

At the time of this publication the Fund had not made any payments nor owed any distribution/service fees.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Advisor or an affiliated person of the Advisor. In such a case, the Trust’s policy requires that the Advisor abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

Elessar’s portfolio managers carefully consider the reputation, experience and competence of a company’s management when evaluating the merits of investing in a particular company. Investments are made in companies in which management goals and shareholder goals are aligned. Therefore, on most issues, votes are cast in agreement with management recommendations. Should, in Elessar’s judgment, management’s position on a particular issue not in the best interests of investors, Elessar will vote contrary to management’s recommendation. While no set of proxy voting guidelines can anticipate all situations that may arise, the Advisor has adopted guidelines describing the Advisor’s general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

Elessar will generally support management on routine matters and will vote FOR the following proposals:
• Increase in authorized common shares.
• Increase in authorized preferred shares as long as there are not disproportionate voting rights per preferred share.
• Routine election or re-election of directors.
• Appointment or election of auditors.
• Directors' liability and indemnification.
• Time and location of annual meeting.
• Changing the state of incorporation.
• Mergers, acquisitions, dissolvement.
• Indenture changes.
• Changes in Capitalization.
• Majority approval of shareholders in acquisitions of a controlling share in the corporation.
• Staggered board of directors.
• Provisions which require 66-2/3% shareholder approval or less to rescind a proposed change to the corporation or amend the corporation's by-laws.

Elessar will review on a case by case basis the following:
• Compensation or salary levels.
• Incentive plans.
• Stock option plans.
• Employee stock purchase or ownership plans.

• Any item not listed here.

Elessar will generally vote AGAINST the following:
• Enforcing restrictive energy policies.
• Placing arbitrary restrictions on military contracting.
• Barring or placing arbitrary restrictions on trade with communist countries.
• Barring or placing arbitrary restrictions on conducting business in certain geographic locations.
• Restricting the marketing of controversial products.
• Limiting corporate political activities.
• Barring or restricting charitable contributions.
• Enforcing general policy regarding employment practices based on arbitrary parameters.
• Enforcing a general policy regarding human rights based on arbitrary parameters.
• Enforcing a general policy regarding animal rights based on arbitrary parameters.
• Placing arbitrary restrictions on environmental practices.
• Super-majority provisions which require greater than 66-2/3% shareholder approval to rescind a proposed change to the corporation or to amend the corporation's by-laws.
• Fair-price amendments which do not permit a takeover unless an arbitrary fair price is offered to all shareholders that is derived from a fixed formula.
• The authorization of a new class of common stock or preferred stock which may have more votes per share than the existing common stock.
• Proposals which do not allow replacements of existing members of the board of directors

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period is available without charge, upon request, by calling our toll free number (855-270-2673).  This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The financial statements and independent registered public accounting firm’s report required to be included in the Statement of Additional Information are incorporated herein by reference to the Trust’s Annual Report to Shareholders for the period ended September 30, 2013, as filed with the Securities and Exchange Commission on December 5, 2013.  The Trust will provide the Annual Report without charge at written or telephone request. A free copy of the Fund’s Annual Report to Shareholders can be obtained by writing the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by calling toll free 1-855-270-2673.

PART C

OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a) Articles of Incorporation.

(i) Agreement and Declaration of Trust. Incorporated by reference from Registrant’s initial registration statement filed electronically on August 2, 2012.

(ii) Certificate of Trust.  . Incorporated by reference from Registrant’s initial registration statement filed electronically on August 2, 2012.

(b) By-Laws. . Incorporated by reference from Registrant’s initial registration statement filed electronically on August 2, 2012.

(c) Instruments Defining Rights of Security Holder. None

(d) Investment Advisory Contracts.

(i) Management Agreement.  . Incorporated by reference from Registrant’s Pre-Effective Amendment No.1 to the Registrant’ registration statement, filed electronically on October 10, 2012.

(ii) Expense Limitation Agreement.  Incorporated by reference from Registrant’s Pre-Effective Amendment No.1 to the Registrant’ registration statement, filed electronically on October 10, 2012.

(e) Underwriting Contracts. None.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement. .  Incorporated by reference from Registrant’s Pre-Effective Amendment No.1 to the Registrant’ registration statement, filed electronically on October 10, 2012.

(h) Other Material Contracts. Transfer Agent Agreement and Fund Accounting Agreement are incorporated by reference from Registrant’s Pre-Effective Amendment No.1 to the Registrant’ registration statement, filed electronically on October 10, 2012.

(i) Legal Opinion. Legal Opinion is filed herewith.

(j) Other Opinions. Consent of Independent Registered Public Accounting Firm is filed herewith.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. Subscription Agreements between the Trust and the Initial Investors are incorporated by reference from Registrant’s Pre-Effective Amendment No.1 to the Registrant’ registration statement, filed electronically on October 10, 2012.

(m) Rule 12b-1 Plans. Plan of Distribution Pursuant to Rule 12b-1 is incorporated by reference from Registrant’s Pre-Effective Amendment No.1 to the Registrant’ registration statement, filed electronically on October 10, 2012.

(n) Rule 18f-3 Plan. None.

(o) Reserved.

(p) Code of Ethics.

(i) Code of Ethics for Elessar Funds Investment Trust is incorporated by reference from Registrant’s Pre-Effective Amendment No.1 to the Registrant’ registration statement, filed electronically on October 10, 2012.

(ii) Code of Ethics for Elessar Investment Management, LLC is incorporated by reference from Registrant’s Pre-Effective Amendment No.1 to the Registrant’ registration statement, filed electronically on October 10, 2012.

(q) Powers of Attorney. None.

Item 29. Control Persons. None.

Item 30. Indemnification.

Reference is made to Article VIII of the Registrant's Agreement and Declaration of Trust which is included. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Activities of Investment Adviser.

Elessar Investment Management, LLC, 1111 Superior Ave, Suite 1310, Cleveland Ohio 44114 is a registered investment adviser.  Additional information about the adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the adviser’s Form ADV, file number 801-72284.

Item 32. Principal Underwriter. None.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent. The address of the Transfer Agent is 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147.  The address of the Custodian is 1555 N. Rivercenter Dr., MK-WI-8302 Milwaukee, WI 53212

Item 34. Management Services. Not applicable.

Item 35. Undertakings. None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 27th day of January, 2014.

Elessar Funds Investment Trust

By:

/s/ Mitch Krahe

Mitch Krahe Secretary/Chief Compliance Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the 27th day of January 2014.

Signature	Title
/s/ Richard A. Giesen, Jr.	Trustee
/s/ Kevin Keogh	Trustee
/s/ Charles J. Scheidt, Jr.	Trustee

Exhibit Index

1.

Legal Opinion                                                                            EX-99.28(i)

2.

Consent of Independent Registered Public Accounting Firm

EX-99.28(j)